Exhibit 10.63

AMENDMENT NO. 3 TO

MANAGEMENT SHAREHOLDERS AGREEMENT

This Amendment No. 3 to the Management Shareholders Agreement (this “Amendment”) is made as of [            ], 2013, by and among Intelsat S.A. (f/k/a Intelsat Global Holdings S.A.), a Luxembourg société anonyme, RCS Luxembourg B162135 (the “Company”), Serafina S.A., SLP III Investment Holding S.à r.l. (together with Serafina S.A., the “Sponsor Shareholders”) and the Management Shareholders party hereto, for the purpose of amending the Management Shareholders Agreement (as amended from time to time, the “Initial Agreement”), dated as of May 6, 2009 and effective as of February 4, 2008.

R E C I T A L S

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company to consummate an initial public offering of its common shares registered under a Registration Statement on Form F-1 (File No. 333-181527) (the “Offering”);

WHEREAS, Section 15(j) of the Initial Agreement permits the amendment of the Initial Agreement by resolution of the Board, provided that the amendment has been approved by the Sponsor Shareholders, and, provided further, that any such amendment that would materially and adversely affect the rights of any Management Shareholder (as defined in the Initial Agreement) shall not to that extent be effective without the written consent of the Management Shareholders who then hold fifty percent (50%) or more of the Restricted Shares (as defined in the Initial Agreement);

WHEREAS, the parties hereto wish to amend the Initial Agreement to provide that the consummation of the Offering will constitute an “Initial Public Offering” under the Initial Agreement;

WHEREAS, the Board has determined that it is necessary and appropriate in connection with the consummation of the Offering to amend the Initial Agreement;

WHEREAS, the Sponsor Shareholders and the Management Shareholders signatory hereto who, as of the date hereof, hold fifty percent (50%) or more of the Restricted Shares (as defined in the Initial Agreement) (including Restricted Shares issuable upon the exercise of rights to acquire Common Shares of the Company) have approved the amendments set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, and in consideration of the promises and covenants set forth herein, by resolution of the Board and the agreement of the parties hereto, the Initial Agreement is amended as of the date hereof as follows:

A G R E E M E N T

1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given them in the Initial Agreement (for the avoidance of doubt, as applicable, as amended by this Amendment).

2. Initial Public Offering. The parties hereby agree that from and after the date hereof, the consummation of the Offering shall constitute an “Initial Public Offering” for any and all purposes of the Initial Agreement, as amended hereby.

3. Miscellaneous.

3.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

3.2 Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile or pdf format), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

3.3 Severability. In the event that any part or parts of this Amendment shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Amendment which shall remain in full force and effect. If legally permitted, the unenforceable provision will be replaced with an enforceable provision that as nearly as possible gives effect to the parties’ intent.

3.4 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

3.5 Submission to Jurisdiction; Waiver of Jury Trial. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.6 Miscellaneous. Except as expressly amended hereby, the Initial Agreement shall in all respects continue in full force and effect and the parties ratify and confirm that they continue to be bound by the terms and conditions thereof.

*  *  *  *  *

I hereby certify that this Amendment was adopted by the Board of Directors of Intelsat S.A. (f/k/a Intelsat Global Holdings S.A.) on             , 2013.

Executed on this      day of             , 2013.

By:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INTELSAT S.A.

By:
Name:
Title:

SPONSOR SHAREHOLDERS:

SERAFINA S.A.

By:
Name:
Title:

SLP III INVESTMENT HOLDING S.ÀR.L.

By:
Name:
Title:

MANAGEMENT SHAREHOLDERS:

David McGlade

Residence Address:

As set forth on the register of shareholders of Intelsat S.A.

Michael McDonnell

Residence Address:

As set forth on the register of shareholders of Intelsat S.A.

Phillip L. Spector

Residence Address:

As set forth on the register of shareholders of Intelsat S.A.